                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)                APRIL 2, 2003
-------------------------------------------------------------------------------



                            EQUITABLE RESOURCES, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




       PENNSYLVANIA                     1-3551                25-0464690
-------------------------------------------------------------------------------
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)




ONE OXFORD CENTRE, SUITE 3300, 301 GRANT STREET, PITTSBURGH, PENNSYLVANIA 15219
-------------------------------------------------------------------------------
     (Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code            (412) 553-5700)
-------------------------------------------------------------------------------



                                      NONE
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 9. Regulation FD Disclosure

         Today, Equitable Resources, Inc. ("Equitable") issued a press release announcing the creation of a community giving foundation. A copy of Equitable's press release is attached hereto as an Exhibit (99) and is incorporated in this report by reference.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                  EQUITABLE RESOURCES, INC.
                                                -------------------------------
                                                        (Registrant)




                                               By       /s/ David L. Porges
                                                -------------------------------
                                                         David L. Porges
                                                  Executive Vice President and
                                                    Chief Financial Officer




   April 2, 2003
-------------------

                                  EXHIBIT INDEX



Exhibit No.   Document Description

99            Press release dated April 2, 2003 issued by Equitable
              Resources, Inc.





                                       3